Investor Presentation August 2014

The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. Interested parties are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including those noted in the Partnership’s filings with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NYSE:UAN 2 Safe Harbor

• Solid long-term industry fundamentals • Strategically located assets • Fully utilized capacity & high run-time rates • Feed stock benefits • Experienced management team • Multiple opportunities for growth -- Partnership formed by CVR Energy, Inc. in June 2007 … IPO in April 2011 -- -- Manufacturing facility primarily produces ammonia and urea ammonium nitrate (UAN) -- -- Plant located in Coffeyville, KS with capacity to produce ~7% of annual UAN demand in U.S. – -- General Partner does not receive Incentive Distribution Rights (IDRs) -- NYSE:UAN 3 Overview & Strategic Factors

P o u n d s ( lb s ) 0 2 4 6 8 10 1950 1970 1990 2010 2030 2050 B ill io n s o f P e o p le World Population Source: USDA, Census Bureau, FAO (http://www.fao.org/docrep/005/AC911E/ac911e05.htm) & World Bank ( http://data.worldbank.org/indicator/AG.LND.ARBL.HA.PC). A c re s P e r P e rs o n World Farmland Per Capita 0.4 0.5 0.6 0.7 0.8 1970 1980 1990 2000 2010 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Ethanol & By-Products Other Food, Seed & Industrial Feed & Residual Exports Mill io n s o f B u sh el s U.S. Corn Use ~38% of Total Use for 2014E 0 50 100 150 200 250 1965 1998 2030 Annual Per Capita Consumption of Meat Key Demand Drivers NYSE:UAN 4 Solid Industry Fundamentals

• Nitrogen represents ~62% of fertilizer consumption • Nitrogen fertilizers have the most stable demand – Must be applied annually – Primary determinant of crop yield • Corn consumes largest amount of nitrogen fertilizer Potash Note: Nutrient Tons; Fertilizer Years. Source: International Fertilizer Industry Association; U.S. Bureau of the Census, International Data Base Phosphate Nitrogen Millions of Metric Tons Global Fertilizer Consumption Population (mid-year) Population in Millions Consistent Growth in Fertilizer Demand NYSE:UAN 5 Solid Industry Fundamentals

Corn Prices Continue to Support Fertilizer Use Fertilizer is Smaller Component of Total Cost NYSE:UAN 6 Solid Industry Fundamentals 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2009 2010 2011 2012 2013 Fertilizer Portion of U.S. Farmer Total Input Costs Source: USDA. $2 $3 $4 $5 $6 $7 $8 $9 8 /1 4 /2 0 0 9 1 2 /2 2 /2 0 0 9 5 /1 /2 0 1 0 9 /8 /2 0 1 0 1 /1 6 /2 0 1 1 5 /2 6 /2 0 1 1 1 0 /3 /2 0 1 1 2 /1 0 /2 0 1 2 6 /1 9 /2 0 1 2 1 0 /2 7 /2 0 1 2 3 /6 /2 0 1 3 7 /1 4 /2 0 1 3 1 1 /2 1 /2 0 1 3 3 /3 1 /2 0 1 4 8 /8 /2 0 1 4 5-Yr Avg. $5.55 Price per Bushel Source: Capital IQ (as of August 14, 2014) Corn (CBOT)

-4,000 -2,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 Production Imports Exports Consumption 0 0 0 ’s o f N it ro g en T o n s Total U.S. Nitrogen Supply & Demand Source: Blue, Johnson and Associates, Inc. • Fertilizer accounted for 72% of total nitrogen use in U.S. for 2013 • To meet fertilizer, industrial and other demand requirements, U.S. has been net importer of nitrogen – 2000-2013 • Average 7.8 million tons per year • 43% of demand – 2013 • 8.4 million tons • 45% of demand • Anticipate U.S. will remain net importer despite expected capacity expansions Solid Industry Fundamentals Nitrogen Supply/Demand Imbalance in U.S. NYSE:UAN 7

U.S. Net Imports of UAN were 26% of Demand in 2013 (1) Country 2009 2010 2011 2012 2013 Trinidad & Tobago 0 777 1,010 852 719 Russia 658 749 674 750 1,315 Canada 427 437 617 402 333 Romania 29 254 487 284 238 Egypt 0 123 117 221 366 Lithuania 69 79 489 395 119 Ukraine 0 73 30 0 0 Poland 0 0 0 0 42 Estonia 30 117 92 0 0 Netherlands 0 44 144 143 186 Bulgaria 0 33 21 109 54 Germany 69 30 153 81 110 Turkey 0 0 0 46 0 Rest of world 3 2 29 3 2 Total 1,285 2,718 3,853 3,286 3,484 U.S. Imports of UAN (000’s of UAN Short Tons) Source: USDA. 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 U.S. North America 2013 0 0 0 ’s o f U A N T o n s UAN Demand/Supply Source: Fertecon. U.S. North America 2009 Demand Production (1) North American net imports of UAN were 23% of demand in 2013. Excess Demand Driving Net Imports of UAN NYSE:UAN 8 Solid Industry Fundamentals

$0 $200 $400 $600 $800 8 /1 7 /0 9 1 1 /1 7 /0 9 2 /1 7 /1 0 5 /1 7 /1 0 8 /1 7 /1 0 1 1 /1 7 /1 0 2 /1 7 /1 1 5 /1 7 /1 1 8 /1 7 /1 1 1 1 /1 7 /1 1 2 /1 7 /1 2 5 /1 7 /1 2 8 /1 7 /1 2 1 1 /1 7 /1 2 2 /1 7 /1 3 5 /1 7 /1 3 8 /1 7 /1 3 1 1 /1 7 /1 3 2 /1 7 /1 4 5 /1 7 /1 4 8 /1 7 /1 4 Ammonia Urea UAN Weekly Spot Prices (U.S. Southern Plains) Ammonia Urea UAN Trailing 5 year $542 $419 $307 Trailing 3 year $594 $455 $331 Trailing 1 year $499 $396 $288 8/18/14 (Current) $620 $445 $305 Market Dynamics Support Stable Pricing Environment Price per Ton ($) Source: Green Markets. Fertilizer Prices Remain Attractive NYSE:UAN 9 Solid Industry Fundamentals

USDA Estimates Ended 2013 with Corn Stocks-to-Use of 8.7% -- 45% Lower Than Initial Projection in February 2013 -- 0 30 60 90 120 150 180 0 20 40 60 80 100 Planted Yield Yield Trend Line Millions of Acres Bushels per Acre U.S. Corn Planted & Yields Source: USDA. U.S. Corn Supply & Use Note: 20-year (1994-2013) average for year-ending stocks-to-use is 13.1%. NYSE:UAN Corn Inventory Impacts Planting Levels 10 Solid Industry Fundamentals Millions of Bushels (unless otherwise noted) 2012 2013E 2014E Feb '13 Aug '14 89 MM ac & 92 MM ac & USDA(1) USDA(2) USDA(1) USDA(1) 170 bu/ac 165 bu/ac Planted (MM acres) 97.2 96.0 95.4 91.6 89 92 Harvested % 89.9% 92.0% 91.9% 91.5% 91.5% 91.5% Yield (bu/ac) 123.4 163.5 158.8 167.4 170 165 Beginning Stocks 989 647 821 1,181 1,181 1,181 Production 10,781 14,435 13,925 14,032 13,842 13,827 Impor s 162 25 35 30 30 30 Total Supply 11,932 15,107 14,781 15,243 15,053 15,038 Total Use 11,111 13,040 13,600 13,435 13,435 13,435 Ending Stocks 821 2,067 1,181 1,808 1,618 1,603 Stocks to Use % 7.4% 15.9% 8.7% 13.5% 12.0% 11.9% (1) WASDE (August 2014). (2) Long- Term Projections to 2022 (included initial estimate for 2013/14 fertilizer year).

Supported by Positive Industry Backdrop NYSE:UAN 11 Blueprint for Success • Leverage strategically located assets in key markets • Incrementally expand plant production and distribution capabilities • Selectively evaluate longer term opportunities • Focused on growing distributions – Investments to be accretive with an acceptable level of return

• Located in Farm Belt • 53% of corn planted in 2013 was within ~$45/UAN ton freight rate of plant • ~$15/UAN ton transportation advantage to Corn Belt vs. U.S. Gulf Coast NYSE:UAN 12 Strategically Located Assets

(1) 1.0 ton of ammonia converts to approximately 2.44 tons of UAN. (2) Excludes planned downtime for replacement of damaged catalyst, unplanned Linde air separation unit outages, impact of UAN expansion coming on-line, and unplanned downtime associated with weather issues. Including these impacts, on-stream efficiency was 95.6% for gasifier, 94.4% for ammonia, and 91.9% for UAN. • Capacity: 1,225 tons/day ammonia unit & 3,000 tons/day UAN unit (1) • 2013 on-stream efficiency (2) – Gasifier: 99.5% – Ammonia: 98.9% – UAN: 98.0% NYSE:UAN 13 Fully Utilized Capacity

• Utilize pet coke as feed stock versus natural gas • Anticipated lower production cost compared to competition when Henry Hub natural gas price is higher than approximately $4 per MMBtu • ~70% of pet coke requirement contracted through 2027 – Abundant supply from 3rd parties available by truck and rail at attractive prices for remaining 30% • Dual train gasifier improves reliability • Capacity to sequester 100% of CO2 emissions NYSE:UAN 14 Feed Stock Benefits

NYSE:UAN 15 Skilled Management Team Average More Than 30 Years of Experience Mark A. Pytosh: CEO & President 28 years William White: EVP Marketing & Operations 37 years Susan M. Ball: CFO & Treasurer 30 years Edmund S. Gross: SVP, General Counsel & Secretary 34 years

• Operational efficiency • Plant expand/enhance • Specialty products • Distribution/offsite storage • Mergers and acquisitions Current 12-36 Months 4-5 Years NYSE:UAN 16 Multiple Growth Opportunities

(1) Product price at gate (netback) price per ton represents net sales less freight revenue divided by product sales volume in tons in the reporting period. Netback price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry. EBITDA 67.6 38.7 155.3 136.6 150.6 $- $50 $100 $150 $200 2009 2010 2011 2012 2013 Millions Net Sales 208.4 180.5 302.9 302.3 323.7 $- $100 $200 $300 $400 $500 $600 $700 $- $100 $200 $300 $400 2009 2010 2011 2012 2013 Millions Product Price at Gate (1) ($/ton) Ammonia UAN Capital Expenditures 13.4 10.1 19.1 43.8 $- $25 $50 $75 $100 2009 2010 2011 2012 2013 Maintenance Growth / Expansion Millions See page 24 for a reconciliation of Net Income to EBITDA. See page 24 for a reconciliation of Net Income to Adjusted EBITDA Less Maintenance Capital. 82.2 68.2 43.7 156.4 140.5 149.3 $- $50 $100 $150 $200 2009 2010 2011 2012 2013 Adjusted EBITDA Less Maintenance Capital Millions NYSE:UAN 17 History of Financial Success

YTD 6/30/13 YTD 6/30/14 Decrease UAN Product Price at Gate Per Ton (1) $314 $267 15% Ammonia Product Price at Gate Per Ton (1) $668 $493 26% Net Sales $170.2 $157.5 7% EBITDA (2) $85.9 $55.4 36% Adjusted EBITDA (3) $87.9 $55.7 37% Operating Income $73.9 $41.9 43% Available Cash for Distribution $87.2 $51.8 41% Available Cash for Distribution Per Unit $1.193 $0.71 41% $U.S. millions, except product price at gate per ton and per unit data (2) See page 24 for a reconciliation of Net Income to EBITDA. (3) See page 24 for reconciliation of EBITDA to Adjusted EBITDA. (1) Product price at gate (netback) price per ton represents net sales less freight revenue divided by product sales volume in tons in the reporting period. Netback price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry. NYSE:UAN 18 2014 Results to Date

($U.S. millions, unless otherwise noted) Capitalization As of 6/30/14 Cash & Equivalents $78.5 Credit Facility due April 2016: Term Loan $125.0 $25 million Revolver Total Debt $125.0 Total Partners' Equity 419.9 Total Capitalization (Book) $544.9 Last Twelve Months (LTM) EBITDA* $120.1 LTM Interest Expense, net* $6.7 Key Credit Statistics Total Debt / LTM EBITDA 1.0x LTM EBITDA / Interest Expense 17.9x Total Debt / Capitalization (Book) 22.9% Liquidity As of 6/30/14 Cash & Equivalents $78.5 $25 million Revolver 25.0 Less: Drawn Amount Less: Letters of Credit Total Liquidity $103.5 Financial Flexibility to Support Growth Initiatives As of 6/30/14 -- -- -- * See page 24 for a reconciliation of LTM 6/30/14 EBITDA and Interest Expense, net. NYSE:UAN 19 Strong Financial Profile

• Solid industry fundamentals • High-quality & strategically located assets • Premium product focus • Opportunities for growth • Experienced management team • Pay out 100% of available cash each quarter • General Partner has non-economic interest (no IDRs) NYSE:UAN 20 A Bright Outlook

Appendix

Linde Air Separation Unit Oxygen Gasifier (2 Units) Pet Coke Pet Coke CVR Refining Refinery Third Party Supplier(s) Slag Ammonia Synthesis UAN Synthesis UAN Product Ammonia Product Nitrogen Syngas (Hydrogen) Ammonia 22 NYSE:UAN Plant Process Flow Chart

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Partnership also uses certain non-GAAP financial measures, which are derived from our GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Partnership’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Partnership are not necessarily comparable to similarly titled measures of other companies. The Partnership believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Partnership’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Partnership’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Partnership and its results of operations. NYSE:UAN 23 Non-GAAP Financial Measures

Non-GAAP Reconciliation

CVR PARTNERS LP

NYSE:UAN

EBITDA: *Defined as net income before (i) net interest (income) expense; (ii) income tax expense; and (iii) depreciation and amortization expense, which are items management believes affect the comparability of operating results.*

Adjusted EBITDA: *Defined as EBITDA further adjusted for the impact of share-based compensation, non-cash and, where applicable, major scheduled turnaround expense and loss on disposition of assets. We present Adjusted EBITDA because it is a key measure used in material covenants in our credit facility and because it is the starting point for our available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flows from operations. Management believes that EBITDA and Adjusted EBITDA enable investors and analysts to better understand our ability to make distributions to our common unitholders and our compliance with the covenants contained in our credit facility. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.*

See below for reconciliation of Net Income to Adjusted EBITDA, and Adjusted EBITDA to Adjusted EBITDA Less Maintenance Capital

(in $US millions)	For the Fiscal Years				
	2009	2010	2011	2012	2013
Net income	$ 57.9	$ 33.3	$ 132.4	$ 112.2	$ 118.6
Interest expense, net	(9.0)	(13.1)	4.0	3.6	6.3
Depreciation and amortization	18.7	18.5	18.9	20.7	25.6
Income tax expense	-	-	-	0.1	0.1
EBITDA	$ 67.6	$ 38.7	$ 155.3	$ 136.6	$ 150.6
Loss on disposition of assets	-	1.4	-	-	-
Major scheduled turnaround expenses	-	3.5	-	4.8	-
Share-based compensation, non-cash	3.2	9.0	7.3	6.8	2.2
Adjusted EBITDA	$ 70.8	$ 52.6	$ 162.6	$ 148.2	$ 152.8
Adjusted EBITDA	$ 70.8	$ 52.6	$ 162.6	$ 148.2	$ 152.8
Maintenance capital	2.6	8.9	6.2	7.7	3.5
Adjusted EBITDA less maintenance capital	$ 68.2	$ 43.7	$ 156.4	$ 140.5	$ 149.3

See below for reconciliation of Net Income to EBITDA, and EBITDA to Adjusted EBITDA

(in $US millions)	Six Months Ended June 30,	
	2013	2014
Net income	$ 71.0	$ 38.6
Interest expense, net	2.9	3.3
Depreciation and amortization	12.0	13.5
Income tax expense	-	-
EBITDA	$ 85.9	$ 55.4
Major scheduled turnaround expense	-	-
Share-based compensation, non-cash	2.0	0.3
Adjusted EBITDA	$ 87.9	$ 55.7

See below for reconciliation of LTM 6/30/14 EBITDA & Interest Expense, net

(in $US millions)	EBITDA	Interest Expense, net
6 months ended 6/30/14	$ 55.4	$ 3.3
12 months ended 12/31/13	150.6	6.3
Less: 6 months ended 6/30/13	85.9	2.9
LTM 6/30/14	$ 120.1	$ 6.7

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Activities & Transactions

CVR PARTNERS LP

NYSE:UAN

	January-March	April-June	July-September	October-December
Season	Dealer/Distributor Fill Orders & Wheat Topdress	Spring Planting	Dealer/Distributor Fill Orders	Dealer/Distributor Fill Orders & Fall Planting
Crop	No Planting	Corn Planting	Wheat Planting (Southern Territories)	Wheat Planting
Nitrogen Need	Fill Orders & Topdress	Topdress & Sidedress	Fill Orders	Fill Orders & Topdress
Pricing & Shipments	Prompt Pricing & Shipments Forward Pricing for Prepay Orders Q2 Delivery Delivery of Prior Year Prepay Orders	Prompt Pricing & Shipments Delivery of Prior Year & Q1 Prepay Orders	Prompt Pricing & Shipments Forward Pricing for Fill Orders for Q4 Delivery	Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Q1 & Q2 Next Year Delivery Delivery of Q3 Fill Orders

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